                                  Exhibit 1.1
                        Draft of Underwriting Agreement




                                _________ SHARES
                                 WEBVALLEY, INC.
                                  COMMON STOCK
                             UNDERWRITING AGREEMENT
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___________, 1999


John G. Kinnard and Company, Incorporated

-----------------------------------------
As Representatives of the Several Underwriters
c/o John G. Kinnard and Company, Incorporated
920 Second Avenue South
Minneapolis, MN 55402

Ladies and Gentlemen:

         WebValley, Inc., a Minnesota corporation (the "Company"), proposes to sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), an aggregate of ________ Million (_________) shares (the "Firm Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock"). The respective amounts of Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. In addition, the Company proposes, subject to the terms and conditions stated herein, to grant to the Underwriters an option to purchase an aggregate of up to _______ additional shares of Common Stock upon the request of the Representatives solely for the purpose of covering over allotments (the "Option Shares"). The Firm Shares and the Option Shares are referred to herein collectively as the "Shares." Further, the Company hereby confirms its agreement to issue to the Representatives warrants for the purchase of a total of __________ shares as described in Section 2(G) hereof (the "Representatives' Warrants") assuming purchase by the Underwriters of the Firm shares. The shares issuable upon exercise of the Representatives' Warrants are referred to as the Warrant Shares.

         As Representatives, you have advised the Company (i) that you are authorized to enter into this Agreement on behalf of the Underwriters and (ii) that the Underwriters are willing, acting severally and not jointly, to purchase the number of Firm Shares, aggregating in total ______ Million (_________) shares, set forth opposite their respective names in Schedule I hereto, plus their pro rata portion of the Option Shares purchased if you elect to exercise the over allotment option in whole or in part for the accounts of the Underwriters.

         The Company hereby confirms the arrangements with respect to the purchase of the Shares severally by each of the Underwriters. The Company has been advised and hereby acknowledges that John G. Kinnard and Company, Incorporated and _____________________ have been duly authorized to act as the representatives of the Underwriters. As used in this Agreement, the term "Underwriter" refers to any individual member of the underwriting syndicate and includes any party substituted for an Underwriter under Section 9 hereof.

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         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  A. The Company represents and warrants to, and agrees with, each of the several Underwriters as follows:

                           i. A registration statement on Form S-1 (Registration No. 333-_____) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") promulgated thereunder and has been filed with the Commission under the Act. If the Company has elected to rely upon Rule 462(b) under the Act to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of the registration statement as amended to date have been delivered by the Company to the Representatives. Such registration statement, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act and the information (if any) deemed to be part thereof pursuant to Rules 430A and 434(d) under the Act, and all prospectuses included as a part thereof, all financial statements included in such registration statement, and all schedules and exhibits thereto, as amended at the time when the registration statement shall become effective, are herein referred to as the "Registration Statement," and the term "Prospectus" as used herein shall mean the final prospectus included as a part of the Registration Statement on file with the Commission when it becomes effective (except that if a prospectus is filed by the Company pursuant to Rules 424(b) and 430A under the Act, the term "Prospectus" as used herein shall mean the prospectus so filed pursuant to Rules 424(b) and 430A (including any term sheet meeting the requirements of Rule 434 under the Act provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Act)). The term "Preliminary Prospectus" as used herein means any prospectus used prior to the Effective Date (as defined in Section 5(A) hereof) and included as a part of the Registration Statement, prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rules 430A or 434 under the Act. Copies of the Registration Statement, including all exhibits and schedules thereto, any amendments thereto and all Preliminary Prospectuses have been delivered to you.

                           ii. The Registration Statement has been declared effective, and at all times subsequent thereto up to each closing date, the Registration Statement and Prospectus and all amendments thereof and supplements thereto, will comply in all material respects with the provisions of the Act

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                           and the Rules and Regulations. Neither the Commission
                           nor any state securities division has issued any order (i) preventing or suspending the use of any Preliminary Prospectus, (ii) issuing a stop order with respect to the offering of the Shares or (iii) requiring the recirculation of a Preliminary Prospectus. The Registration Statement (as amended, if the Company shall have filed with the Commission any post effective amendments thereto) does not and will not contain any untrue statement of a material fact or omit to state a material fact require to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each Preliminary Prospectus, at the time of filing thereof, the Registration Statement as of the date declared effective and at all times subsequent thereto up to each closing date, and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment thereof or supplement thereto) conformed and conforms in all material respects to the requirements of the Act and the Rules and Regulations and did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Subsection 1(A)(ii) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus (or any amendment thereof or supplement thereto) which are based upon and conform to information furnished to the Company by the Underwriters, in writing specifically for use in the preparation of the Registration Statement or the Prospectus or any such amendment or supplement. There is no contract or other document of the Company of a character required by the Act or the Rules and Regulations to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that has not been described or filed as required. The descriptions of all such contracts and documents or references thereto are correct and include the information required under the Act and the Rules and Regulations.

                           iii. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota, with full corporate power and authority, to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. The Company owns all of the outstanding shares of capital stock of Software Moguls India Private, Ltd. (the "India Subsidiary"). The India Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of India, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus. Each of the Company and the India Subsidiary is duly

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                           qualified to do business as a foreign corporation in
                           good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business, requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the condition (financial or otherwise), results of operations, shareholders' equity, business, property or prospects of the Company and the India Subsidiary, taken as a whole. Except for the India Subsidiary, the Company has no subsidiaries, is not affiliated with, and does not own any stock or other equity interest of, any other company or business entity.

                           iv. Each of the Company and the India Subsidiary has all necessary material authorizations, licenses, approvals, consents, permits, certificates and orders of and from all state, federal, foreign and other governmental or regulatory authorities to own its properties and to conduct its business as described in the Registration Statement and Prospectus, is conducting its business in substantial compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, and has received no notice of nor has it knowledge of any basis for any proceeding or action for the revocation or suspension of any such authorizations, licenses, approvals, consents, permits, certificates or orders.

                           v. Neither the Company nor the India Subsidiary is in violation of or in default under (i) its Articles of Incorporation or Bylaws, (ii) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, license, indenture, bond mortgage, loan agreement, joint venture or partnership agreement, lease, agreement or instrument to which the Company or the India Subsidiary is a party or by which the Company or the India Subsidiary or any of its properties are bound, (iii) any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, which violation or default would have a material adverse effect on the condition (financial or otherwise), results of operations, shareholders' equity, business, property or prospects of the Company and the India Subsidiary, taken as a whole, or the ability of the Company to consummate the transactions contemplated hereby.

                           vi. The Company has full requisite power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and will be a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, if and when this Agreement shall have become effective in accordance with Section 8, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific

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                           performance and other equitable remedies, and except
                           as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable federal or state securities laws. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of or constitute a material default under (i) any bond, debenture, note or other evidence of indebtedness, or any contract, license, indenture, mortgage, loan agreement, joint venture or partnership agreement, lease, agreement or other instrument to which the Company is a party or by which the property of the Company is bound, (ii) the Company's Articles of Incorporation or Bylaws, or
                           (iii) any statute or any order, rule or regulation of any court, governmental agency or body having jurisdiction over the Company. No consent, approval, authorization or order of any court, governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated, except such as may be required under the Act or under state or other securities laws.

                           vii. There are no actions, suits or proceedings pending before any court or governmental agency, authority or body to which the Company or the India Subsidiary is a party or of which the business or property of the Company or the India Subsidiary is the subject which (i) might result in any material adverse change in the condition (financial or otherwise), shareholders' equity, results of operations, business or prospects of the Company and the India Subsidiary, taken as a whole, (ii) materially and adversely affect their properties or assets, or (iii) prevent consummation of the transactions contemplated by this Agreement. To the best of the Company's knowledge, no such actions, suits or proceedings are threatened.

                           viii. The Company has the duly authorized and outstanding capitalization set forth under the caption "Capitalization" in the Prospectus. The outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable. The Shares conform in substance to all documents relating thereto contained in the Registration Statement and Prospectus. The Shares to be sold by the Company hereunder have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus. No statutory preemptive rights or similar rights to subscribe for or purchase shares of capital stock of any security holders of the Company exist with respect to the issuance and sale of the Shares by the Company. Except as described in the Prospectus, the Company has no agreement with any security holder which gives such security holder the right to require the Company to register under the Act

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                           any securities of any nature owned or held by such
                           person in connection with the transactions contemplated by this Agreement. Except as described in the Prospectus, there are no outstanding options, warrants, agreements, contracts or other rights to purchase or acquire from the Company or the India Subsidiary any shares of their capital stock. Except as described in the Prospectus, there are no agreements among the Company's executive officers and directors and any other persons with respect to the voting or transfer of the Company's capital stock or with respect to other aspects of the Company's affairs. Upon payment for and delivery of the Shares to be sold by the Company pursuant to this Agreement, the Underwriters will acquire good and marketable title to such Shares, free and clear of all liens, encumbrances or claims created by actions of the Company. The certificates evidencing the Shares will comply as to form with all applicable provisions of the laws of the State of Minnesota.

                           ix. The Representatives' Warrants and the Warrant Shares have been duly authorized. The Representatives' Warrants, when issued and delivered to the Representatives, will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The Warrant Shares when issued in accordance with the terms of this Agreement and pursuant to the Representatives' Warrants, will be validly issued, fully paid and nonassessable and subject to no preemptive rights or similar rights on the part of any person or entity. A sufficient number of shares of Common Stock of the Company have been reserved for issuance by the Company upon exercise of the Representatives' Warrants.

                           x. The financial statements of the Company, together with the related notes, included in the Registration Statement and Prospectus (the "Financial Statements") fairly and accurately present the financial position, the results of operations and changes in shareholders' equity and cash flows of the Company at the dates and for the respective periods to which such Financial Statements apply. The Financial Statements are accurate, complete and correct and have been prepared in accordance with the Act, the Rules and Regulations and generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made, except as otherwise stated therein; and the supporting schedules included in the

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                           Registration Statement present fairly the information
                           required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement. The summary and selected consolidated financial data included in the Registration Statement present fairly the information shown therein on the basis stated in the Registration Statement and have been compiled on a basis consistent with the financial statements presented therein. The summaries of the Financial Statements and the other financial, statistical and related notes set forth in the Registration Statement and the Prospectus are (i) accurate and correct and fairly present the information purported to be shown thereby as of the dates and for the periods indicated on a basis consistent with the audited financial statements of the Company and (ii) in compliance in all material respects with the requirements of the Act and the Rules and Regulations.

                           xi. Ernst & Young, LLP, which has expressed its opinion with respect to the financial statements filed with the Commission as part of the Registration Statement, are independent public accountants as required by the Act and the rules and regulations thereunder.

                           xii. Since the respective dates as of which information is given in the Registration Statement and Prospectus, (i) there has not been any material adverse change, or any development, event or occurrence in the business of the Company and the India Subsidiary, taken as a whole, that, together with other developments, events and occurrences with respect to such business, would have or would reasonably be expected to have a material adverse effect on the condition (financial or otherwise) of the Company, the India Subsidiary or the management, shareholders' equity, results of operations, business, property or prospects of the Company or the India Subsidiary, whether or not occurring in the ordinary course of business, (ii) there has not been any transaction not in the ordinary course of business entered into by the Company or the India Subsidiary which is material to the Company and the India Subsidiary, taken as a whole, other than transactions described or contemplated in the Registration Statement, (iii) neither the Company nor the India Subsidiary has incurred any material liabilities or obligations, which are not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company on a consolidated basis, (iv) neither the Company nor the India Subsidiary has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance,
                           (v) there has not been any change in the capital stock of the Company or the India Subsidiary (other than upon the exercise of options described in the Registration Statement) or any material increase in the short-term or long-term debt (including capitalized lease obligations) of the Company or the India Subsidiary, (vi) there has not been any declaration or payment of any dividends or any distributions of any kind with respect to the capital stock of the Company or the India Subsidiary, other than any dividends or distributions described or contemplated in the Registration Statement, and

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                           (vii) there has not been any issuance of warrants,
                           options, convertible securities or other rights to purchase or acquire capital stock of the Company or the India Subsidiary.

                           xiii. The Company and the India Subsidiary have filed all necessary federal, state, local and foreign income and franchise tax returns and paid all taxes shown as due thereon. The Company has no knowledge of any tax deficiency which either has been or might be asserted against it or the India Subsidiary which would materially and adversely affect the business or properties of the Company and the India Subsidiary, taken as a whole.

                           xiv. The Company and the India Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           xv. The Company and the India Subsidiary have good and marketable title to all of the property, real and personal, described in the Registration Statement or Prospectus as being owned by the Company and the India Subsidiary, free and clear of all liens, encumbrances, equities, charges or claims, except as do not materially interfere with the uses made and to be made by the Company and the India Subsidiary of such property or as disclosed in the Financial Statements. The Company and the India Subsidiary have valid and binding leases to the real and personal property described in the Registration Statement or Prospectus as being under lease to the Company and the India Subsidiary, except as to those leases which are not material to the Company and the India Subsidiary, taken as a whole, or the lack of enforceability of which would not materially interfere with the use made and to be made by the Company and the India Subsidiary of such leased property.

                           xvi. There has been no unlawful storage, treatment or disposal of waste by the Company or the India Subsidiary at any of the facilities owned or leased thereby, except for such violations which would not have a material adverse effect on the condition, (financial or otherwise) or the shareholders' equity, results of operation, business, properties or prospects of the Company and the India Subsidiary, taken as a whole. There has been no material spill, discharge, leak, emission, ejection, escape, dumping or release of any kind onto the properties owned or leased by

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                           the Company or the India Subsidiary, or into the
                           environment surrounding those properties, of any toxic or hazardous substances, as defined under any federal, state or local regulations, laws or statutes, except for those releases either permissible under such regulations, laws or statutes or otherwise allowable under applicable permits or which would not have a material adverse effect on the condition (financial or otherwise) or the shareholders' equity, results of operation, business, properties or prospects of the Company and the India Subsidiary, taken as a whole.

                           xvii. Each employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) ("Employee Benefit Plan"), and each bonus, retirement, pension, profit sharing, stock bonus, thrift, stock option, stock purchase, incentive, severance, deferred or other compensation or welfare benefit plan, program, agreement or arrangement of, or applicable to employees or former employees of, the Company or the India Subsidiary or with respect to which the Company or the India Subsidiary could have any liability ("Benefit Plans"), was or has been established, maintained and operated in all material respects in compliance with all applicable federal, state, and local statutes, orders, governmental rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). No Benefit Plan is or was subject to Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code and for which an unfunded liability exists. The Company does not, either directly or indirectly as a member of a controlled group within the meaning of Sections 414(b), (c), (m) and (o) of the Code ("Controlled Group"), have any material liability that remains unsatisfied or arising under
                           Section 502 of ERISA, Subchapter D of Chapter I of Subtitle A of the Code or under Chapter 43 of Subtitle D of the Code. No action, suit, grievance, arbitration or other matter of litigation or claim with respect to any Benefit Plan (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative procedures have not been exhausted) is pending or, to the Company's knowledge, threatened or imminent against or with respect to any Benefit Plan, any member of a Controlled Group that includes the Company, or any fiduciary within the meaning of
                           Section 3(21) of ERISA with respect to a Benefit Plan which, if determined adversely to the Company, would have a material adverse effect on the Company. Neither the Company nor any member of a Controlled Group that includes the Company, has any knowledge of any facts that could give rise to any action, suit, grievance, arbitration or any other manner of litigation or claim with respect to any Benefit Plan.

                           xviii No labor disturbance or dispute by the employees or consultants or contractors of the Company or the India Subsidiary exists or, to the Company's knowledge, is threatened which could reasonably be expected

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                           to have a material adverse effect on the conduct of
                           the business or the financial condition (financial or otherwise), results of operations, properties or prospects of the Company and the India Subsidiary, taken as a whole.

                           xix.     Except as disclosed in the Prospectus:

                                    a. To the Company's knowledge, the Company and the India Subsidiary own or possess the full right to use or are licensed to use all patents, patent applications, inventions, copyrights, trademarks, service marks, applications for registration of trademarks and service marks, trade secrets, know-how and other intellectual property, proprietary information or know-how reasonably necessary for the conduct of their present or intended business as described in the Prospectus ("Proprietary Rights"); there are no pending legal, governmental or administrative proceedings relating to the Proprietary Rights to which the Company or the India Subsidiary is a party or of which any property of the Company or the India Subsidiary is subject; and no such proceedings are, to the best of the Company's knowledge, threatened or contemplated against the Company which threatened or contemplated proceedings are likely to result in a material adverse effect upon the Company and the India Subsidiary, taken as a whole;

                                    b. Neither the Company nor the India
                                    Subsidiary has received notice of any
                                    material conflict or claim with asserted intellectual property rights of any third parties;

                                    c. To the best of the Company's knowledge, neither the Company nor the India Subsidiary infringes upon the rights or claimed rights of any person under or, with respect to, any of the Proprietary Rights referred to in
                                    Section 1(A)(xix)(a) above; except as
                                    disclosed in the Prospectus, neither the Company nor the India Subsidiary is obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any Proprietary Rights, with respect to the use thereof or in connection with the conduct of its business or otherwise; and to the best of the Company's knowledge, neither the Company nor the India Subsidiary is using any confidential information or trade secrets of any other party in the conduct of its business;

                                    d. Neither the Company nor the India
                                    Subsidiary have entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to the Proprietary Rights other than in the ordinary course of business;

                                    e. To the best of the Company's knowledge, the Company's and the India Subsidiary's patents, trademark registrations, service mark registrations and copyright registrations are valid and enforceable and no such registrations have lapsed, expired or been abandoned or canceled or are the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and are in good standing;

                                    f. The Company and the India Subsidiary are in compliance in all material respects with their contractual obligations under licenses of Proprietary Rights; and

                                    g. To the Company's knowledge, the Company and the India Subsidiary own or possess the full rights to use or are licensed to use all trade secrets, including know-how, customer lists, inventions, designs, processes, computer programs and any other technical data or information necessary to the development, manufacture, operation and sale of all products sold or proposed to be sold by them.

                           xx. The Company and the India Subsidiary maintain insurance, which is in full force and effect, of the types and in the amounts reasonably adequate for their business and, to the best of the Company's knowledge, consistent with coverage comparable to the insurance maintained by similar companies or businesses.

                           xxi. The Company has not sold any securities in violation of Section 5 of the Act.

                           xxii. The conditions for use of a registration statement on Form S-1 for the distribution of the Shares have been satisfied with respect to the Company.

                           xxiii. The Company intends to apply the proceeds from the sale of the Shares by it to the purposes and substantially in the manner set forth in the Prospectus.

                           xxiv. No person is entitled, directly or indirectly, to compensation from the Company or the Underwriters for services as a finder in connection with the transactions contemplated by this Agreement.

                           xxv. All material transactions between the Company and the India Subsidiary and shareholders of the Company who beneficially own more than 5% of any class of the Company's voting securities or officers or directors of the Company have been accurately disclosed in the Prospectus, and the terms of each such transaction are fair to the Company and no less favorable to the Company than the terms that could have been obtained from unrelated parties.

                           xxvi. The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                           xxvii. The Company has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock.

                           xxviii. The Company's application for listing the Shares on the Nasdaq National Market ("Nasdaq") has been approved.

                           xxix. To the Company's knowledge, none of the Company's officers, directors or security holders has any affiliations with the National Association of Securities Dealers, Inc., except as set forth in the Registration Statement or as otherwise disclosed in writing to the Representatives.

                           xxx. The Company has obtained a written agreement, enforceable by the Representatives, from each officer and director of the Company and shareholder who holds 5% or more of the outstanding Common Stock of the Company that for 180 days following the Effective Date, such person will not, without the prior written consent of John G. Kinnard and Company, Incorporated, sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of, other than by gift to donees who agree to be bound by the same restriction or by will or the laws of descent, any of his or her Common Stock, or any options, warrants or rights to purchase Common Stock or any shares of Common Stock received upon exercise of any options, warrants or rights to purchase Common Stock, which are beneficially held by such persons during such 180-day period.

                           xxxi. The Company is not, and upon completion of the sale of the Shares contemplated hereby will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                           xxxii. The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company, nor any affiliate thereof, does business with the government of Cuba or with any person of affiliate located in Cuba.

                           xxxiii. Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's fee, broker's fee or other agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  B. Any certificate signed by any officer of the Company and delivered to the Representatives or counsel to the Underwriters shall be deemed to be a representation and warranty of the Company to each Underwriter as to the matters covered thereby.

         2.       PURCHASE, SALE, DELIVERY AND PAYMENT.

                  A. On the basis of the representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each of the Underwriters, and the Underwriters agree, severally and not jointly, to purchase, at a purchase price equal to 93% of the per share price to public of $_____ (the "Offering Price"), the respective amount of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, subject to adjustments in accordance with Section 9 hereof. The Underwriters will collectively purchase all of the Firm Shares if any are purchased.

                  B. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase an aggregate of up to ________ Option Shares at the same purchase price as the Firm Shares for use solely in covering any over allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the Effective Date (as defined in
                  Section 5(A) hereof) upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the Underwriters are exercising the option and the date on which certificates for such Option Shares are to be delivered. Option Shares shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The option granted hereby may be canceled by the Representatives upon notice to the Company as to the Option Shares for which the option is unexercised at the time of expiration of the 30-day period.

                  C. The Company will deliver the Firm Shares to the Representatives at the offices of John G. Kinnard and Company, Incorporated, 920 Second Avenue

                  South, Minneapolis, Minnesota 55402, unless some other place is agreed upon, at 10:00 a.m., Minneapolis time, against payment of the purchase price at the same place, on the third full business day after trading of the Shares has commenced, or, if the offering commences after 4:30 p.m., on the fourth full business day after commencement of the offering, or such earlier time as may be agreed upon between the Representatives and the Company, such time and place being herein referred to as the "First Closing Date."

                  D. The Company will deliver the Option Shares being purchased by the Underwriters to the Representatives at the above-referenced offices of John G. Kinnard and Company, Incorporated set forth in Section 2(C) above, unless some other place is agreed, at 10:00 a.m., Minneapolis time, against payment of the purchase price at such place, on the date determined by the Representatives and of which the Company has received notice as provided in Section 2(B), which shall not be earlier than two nor later than five full business days after the exercise of the option as set forth in
                  Section 2(B), or at such other time not later than ten full business days thereafter as may be agreed upon by the Representatives and the Company, such time and date being herein referred to as the "Second Closing Date."

                  E. Certificates for the Shares to be delivered will be registered in such names and issued in such denominations as the Underwriters shall request two business days prior to the First Closing Date or the Second Closing Date, as the case may be. The certificates will be made available to the Underwriters in definitive form for the purpose of inspection and packaging at least twenty-four (24) hours prior to the respective closing dates.

                  F. Payment to the Company for the Shares sold shall be made, against delivery to the Representatives or their designated agent, of certificates for the Shares, by wire transfer to an account designated by the Company or by certified or official bank check or checks in Clearing House funds, payable to the order of the Company.

                  G. On the first Closing Date, the Company shall issue and deliver to the Representatives the Representatives' Warrants against payment by the Representatives of the purchase price therefor of $__________. The Representatives' Warrants shall first become exercisable one year after the Effective Date and shall remain exercisable for a period of four years thereafter. The Representatives' Warrants shall be subject to certain transfer restrictions and shall be in substantially the form filed as an exhibit to the Registration Statement and attached hereto as Appendix A.

         3.       UNDERWRITERS' OFFERING TO THE PUBLIC.

                  A. The Underwriters will make a public offering of the Shares directly to the public (which may include selected dealers who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD") or foreign dealers not eligible for membership in the NASD but who have agreed to abide by the interpretation of the NASD Board of Governor's with respect to free-riding and withholding) as soon as the Underwriters deem practicable after the Registration Statement becomes effective at the Offering Price, subject to the terms and conditions of this Agreement and in accordance with the Prospectus. Concessions from the Offering Price may be allowed selected dealers who are members of the NASD as the Underwriters determine and the Underwriters will furnish the Company with such information about the distribution arrangements as may be necessary for inclusion in the Registration Statement. It is understood that the Offering Price and such concessions may vary after the public offering. The Underwriters shall offer and sell the Shares only in jurisdictions in which the offering of Shares has been duly registered or qualified, or is exempt from registration or qualification, and shall take reasonable measures to effect compliance with applicable state and local securities laws.

                  B. It is understood that the Representatives, individually and not as representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for the Shares to be purchased by such Underwriter or Underwriters. No such payment by the Representatives shall relieve such Underwriter or Underwriters from any of its or their other obligations hereunder.

         4.       COVENANTS OF THE COMPANY.

         The Company hereby covenants and agrees with each of the several Underwriters as follows:

                  A. If the Company has elected to rely on Rule 430A under the Act, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 under the Act) containing the information omitted therefrom pursuant to Rule 430A under the Act with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, under the Act; if the Company has elected to rely upon Rule 462(b) under the Act to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) under the Act; the Company will prepare and file with the Commission, promptly upon the request of the Representatives, any amendments or supplements to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the

                  Act) that, in the opinion of the Representatives, may be necessary or advisable in connection with distribution of the Securities by Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 under the Act) to which the Representatives shall reasonably object by notice to the Company after having been furnished with a copy a reasonable time prior to the filing.

                  B. The Company will advise the Representatives promptly of (i) any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus, (iii) the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or (iv) the institution or threatening of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus or suspending such qualification and to obtain as soon as possible the lifting thereof, if issued.

                  C. The Company will promptly prepare and file at its own expense with the Commission any amendments of, or supplements to, the Registration Statement and the Prospectus which may be necessary in connection with the distribution of the Shares by the Underwriters. During the period when a Prospectus relating to the Shares is required to be delivered under the Act, the Company will promptly file any amendments of, or supplements to, the Registration Statement and the Prospectus which may be necessary to correct any untrue statement of a material fact or any omission to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will not file any amendment of, or supplement to, the Registration Statement or Prospectus, after the Effective Date, which shall not previously have been submitted to the Representatives and its counsel a reasonable time prior to such proposed filing or to which the Representatives shall have reasonably objected. In case any Underwriter is required to deliver a prospectus in connection with sales of any Shares at any time nine months or more after the Effective Date, upon the request of the Representatives but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

                  D. The Company will endeavor to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably designate and the Company will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification or registration. In each jurisdiction in which the Shares shall have been qualified or registered as above provided, the Company will continue such qualifications or registrations in effect for so long as may be required for purposes of the distribution of the Shares and make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction to permit secondary trading of the same; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to the service of process in suits, other than those arising out of the offering or sale of the Shares.

                  E. The Company will furnish to the Representatives, as soon as available, copies of the Registration Statement and all amendments (two of which will be signed and which shall include all exhibits), each Preliminary Prospectus, if any, the Prospectus and any amendments or supplements to such documents including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as the Representatives may from time to time reasonably request. The Company specifically authorizes the Underwriters and all dealers to whom any of the Shares may be sold by the Underwriters to use and distribute copies of such Preliminary Prospectuses and Prospectuses in connection with the sale of the Shares as and to the extent permitted by the federal and applicable state and local securities laws.

                  F. The Company will make generally available to its security holders an earnings statement, in a form complying with requirements of Section 11(a) of the Act and Rule 158 thereunder, as soon as practicable and in any event not later than 45 days after the end of its fiscal quarter in which occurs the first anniversary date of the Effective Date, meeting the requirements of Section 11(a) of the Act covering a period of at least 12 consecutive months beginning after the Effective Date, and will advise you in writing when such statement has been so made available.

                  G. The Company will, for such period up to two years from the First Closing Date, deliver to the Representatives copies of its annual report and copies of all other documents, and information furnished by the Company to its security holders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act, or any state securities commission by the Company. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, if any, as that term is defined in the rules and regulations under the Act, which are not consolidated in the Company's financial statements.

                  H. The Company shall be responsible for and pay all costs and expenses incident to the performance of its obligations under this Agreement including, without limiting the generality of the foregoing, (i) all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), Preliminary Prospectuses, if any, the Prospectus and any amendments thereof or supplements to any of the foregoing;

                  (ii) the issuance and delivery of the Shares, including taxes, if any; (iii) the cost of all certificates representing the Shares; (iv) the fees and expenses of the Transfer Agent for the Shares; (v) the fees and disbursements of counsel for the Company; (vi) all fees and other charges of the independent public accountants of the Company; (vii) the cost of furnishing and delivering to the Underwriters and dealers participating in the offering copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectuses, the Prospectus and any amendments of, or supplements to, any of the foregoing; (viii) the NASD filing fee; (ix) all fees and expenses of counsel for the Representatives incurred in qualifying the Shares for sale under the laws of such jurisdictions designated by the Representatives (including filing fees). In the event this Agreement is terminated pursuant to Section 8 below, the Company shall remain obligated to pay the Representatives their actual accountable out-of-pocket expenses, plus any fees and expenses described in (ix) above, not to exceed $75,000.

                  I. The Company will not take, and will use its best efforts to cause each of its officers and directors not to take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and will not effect any sales of any security of the Company which are required to be disclosed in response to Item 701 of Regulation S-K of the Commission which have not been so disclosed in the Registration Statement.

                  J. Upon completion of this offering, the Company will use its best efforts to maintain the listing of its Common Stock on the National Association of Securities Dealers Automated Quotation System (Nasdaq) National Market or any other national securities exchange.

                  K. The Company will apply the net proceeds from the sale of the Shares substantially in the manner set forth in the Prospectus.

                  L. During the period ending on the final closing date, the Company agrees that it will issue press releases, make public statements and respond to inquiries of the press and securities analysts only after conferring with its counsel and with the Representatives.

                  M. Prior to or as of either closing date, the Company shall have performed each condition to closing required to be performed by the Company pursuant to Section 5 hereof.

         5.       CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.

         The respective obligations of the Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy of the representations and warranties of the Company, in the case of the Firm Shares as of the date hereof and the First Closing Date (as if made on and as of the First Closing Date), and in the case of the Option Shares, as of the date hereof and the Second Closing Date (as if made on and as of the Second Closing Date), to the performance by the Company of their obligations hereunder, and to the satisfaction of the following additional conditions on or before the First Closing Date in the case of the Firm Shares and on or before the Second Closing Date in the case of the Option Shares:

                  A. The Registration Statement has been declared effective as of ____ p.m. Eastern Standard Time on ____________, 1999 (the "Effective Date"). All filings required by Rules 424, 430A and 434 under the Act shall have been timely made. No stop order suspending the effectiveness thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, threatened by the Commission or any state securities commission or similar regulatory body. Any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and their legal counsel.

                  B. The Representatives shall not have advised the Company that the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, contains any untrue statement of a fact which is material or omits to state a fact which is material and is required to be stated therein or is necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that this Section 5(B) shall not apply to statements in, or omissions from, the Registration Statement or Prospectus or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by any of the Underwriters specifically for use in the preparation of the Registration Statement or the Prospectus, or any such amendment or supplement.

                  C. Subsequent to the Effective Date, and except as contemplated or referred to in the Prospectus, the Company and the India Subsidiary shall not have incurred any direct or contingent liabilities or obligations material to the Company and the India Subsidiary, taken as a whole, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to their capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the exercise of options or warrants described in the Registration Statement and the Prospectus), or any change in the short-term debt or long-term debt (including capitalized lease obligations) of the Company or the India Subsidiary, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or the India Subsidiary or any change or any development involving a prospective change in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company or the India Subsidiary, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered.

                  D. The Representatives shall have received the opinion of Gray, Plant, Mooty, Mooty and Bennett, P.A., counsel for the Company, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters covering certain corporate matters to the effect that:

                           i. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Minnesota; has the corporate power to own, lease and operate its properties and conduct its business as described in the Prospectus; and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be so qualified or in good standing would have a material adverse effect on condition (financial or otherwise), shareholders' equity, results of operations, business, properties or prospects of the Company and the India Subsidiary, taken as a whole.

                           ii. The Company has the number of authorized and outstanding shares of capital stock of the Company as set forth under the caption "Capitalization" in the Prospectus, and all issued and outstanding capital stock of the Company has been duly authorized and is validly issued, fully paid and nonassessable. There are no statutory preemptive rights, or to the knowledge of such counsel, no similar subscription or purchase rights of securities holders of the Company with respect to issuance or sale of the Shares by the Company pursuant to this Agreement or the issuance of the Warrant Shares upon exercise of the Representatives' Warrants, and to the knowledge of such counsel except as described in the Prospectus, no rights to require registration of shares of Common Stock or other securities of the Company because of the filing of the Registration Statement exist. The Shares, the Representatives' Warrants and the Warrant Shares conform as to matters of law in all material respects to the description of such made in the Prospectus, and such description accurately sets forth the material legal provisions thereof required to be set forth in the Prospectus.

                           iii. The Shares have been duly authorized and, upon delivery to the Underwriters against payment therefor, will be validly issued, fully paid and nonassessable.

                           iv. The certificates evidencing the Shares comply as to form with the applicable provisions of the laws of the State of Minnesota.

                           v. The Representatives' Warrants have been duly authorized, executed and delivered by the Company and are the valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium, or other laws of general application affecting the rights of creditors generally and by judicial limitations on the right of specific performance and other equitable remedies, and except as the enforceability of indemnification or contribution provisions hereof may be limited by federal or state securities laws. The Warrant Shares when issued in accordance with the terms of this Agreement and pursuant to the Representatives' Warrants will be validly issued, fully paid and nonassessable. A sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Representatives' Warrants.

                           vi. The Registration Statement has become effective under the Act, the Prospectus has been filed as required by Rule 424(b) if necessary, and, to the knowledge of such counsel, no stop orders suspending the effectiveness of the Registration Statement have been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of such counsel, contemplated under the Act.

                           vii. Upon payment for and delivery of the Shares to be sold by the Company pursuant to this Agreement, the Underwriters will acquire good and marketable title to such Shares, free and clear of all liens, encumbrances or claims created by actions of the Company.

                           viii. To such counsel's knowledge, there are no material legal or governmental proceedings, pending or threatened, before any court or administrative body or regulatory agency, to which the Company, the India Subsidiary or their affiliates are a party or to which any of the properties of the Company, the India Subsidiary or their affiliates are subject that are required to be disclosed in the Registration Statement or Prospectus that are not so described, or statutes, regulations, or legal or governmental proceedings that are required to be described in the Registration Statement or Prospectus that are not so described.

                           ix. To such counsel's knowledge, there are no franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement or required to be incorporated by reference into the Prospectus which are not disclosed or filed or incorporated by reference, as required.

                           x. No authorization, approval or consent of any governmental authority or agency is necessary in connection with the issuance and sale of the Shares as contemplated under this Agreement, except such as may be required under the Act or under state or other securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

                           xi. The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and supporting financial and statistical data and information included or incorporated therein, as to which such counsel need express no opinion) conform in all material respects with the requirements of the Act and the Rules and Regulations, and the conditions for use of a registration statement on Form S-1 for the distribution of the Shares have been satisfied with respect to the Company.

                           xii. The statements (i) in the Prospectus under the caption "Risk Factors Government Regulation May Adversely Affect Us", "We are Dependent on LEC Relationships," "Dividend Policy and Termination of S Corporation Status" "Business --Facilities," "Management - Limitation of Liability and Indemnification," "-- Employment Agreements," "-- 1999 Stock Option Plan," "Description of Securities," "Shares Eligible for Future Sale" and (ii) in the Registration Statement in Item 14 insofar as such statements constitute a summary of statutes, legal and governmental proceeding, contracts and other documents, are accurate summaries and fairly present the information called for with respect to such matters.

                           xiii. Such counsel does not know of any contracts, agreements, documents or instruments required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and does not know of any amendment to the Registration Statement required to be filed that has not been filed; and insofar as any statements in the Registration Statement or the Prospectus constitute summaries of any contract, agreement, document or instrument to which the Company is a party, such statements are accurate summaries and fairly present the information called for with respect to such matters.

                           xiv. To such counsel's knowledge, there are no defects in title or leasehold interests, or any liens, encumbrances, equities, charges or claims, not disclosed in the Registration Statement or Prospectus which would materially affect the present occupancy or use of any of the real or personal property owned or leased by the Company or the India Subsidiary.

                           xv. The Company has the corporate power and authorization to enter this Agreement and to authorize, issue and sell the Shares as contemplated hereby. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and judicial limitations on the right of specific performance and other equitable remedies and except as the enforceability of indemnification or contribution provisions hereof may be limited by action of a court interpreting or applying federal or state securities laws or equitable principles.

                           xvi. The performance of this Agreement and the consummation of the transactions described herein will not result in a violation of or default under, the Company's Articles of Incorporation, Bylaws or other governing documents. To the best of such counsel's knowledge, (a) the Company is not in violation of, or in default under, its Articles of Incorporation, Bylaws or other governing documents; and (b) the performance of this Agreement and the consummation of the transactions described herein will not result in a material violation of, or a material default under, the terms or provisions of
                           (A) any bond, debenture, note, or other evidence of indebtedness or any contract, license, indenture, mortgage, loan agreement, joint venture or partnership agreement, lease, agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound, or (B) any law, order, rule, regulation, writ, injunction, or decree known to such counsel of any government, governmental agency or court having jurisdiction over the Company or any of its properties.

                           xvii. Sales of unregistered securities by the Company prior to the Effective Date were exempt from registration requirements of the Act and are not required to be integrated, under Rule 502(a) of Regulation D of the Act, with the public offering contemplated hereby.

                           xviii. The Company is not, and immediately upon completion of the sale of the Shares contemplated hereby will not, based upon information regarding the Company's current and contemplated business as described in the Registration Statement, be required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                           xix. To the best of such counsel's knowledge, the Company is not engaged in any negotiations regarding any form of business combination with another entity.

                           xxi. Gray, Plant, Mooty, Mooty and Bennett, P.A., counsel for the Company, has not been retained to provide substantive legal advice on any pending or threatened claim, action or proceeding by any person which challenges the rights of the Company with respect to any material intellectual property of the Company. Such counsel is not aware of any pending or threatened claim, action or proceeding by a person or governmental agency which challenges the rights of the Company with respect to any material intellectual property of the Company, except as described in
                           Section 1(A)(xix)(a) above or as provided in the Prospectus.

                           xxii. To such counsel's knowledge, the Company's current products, services and processes do not infringe on any intellectual property rights of any third parties, except as set forth in the Prospectus.

                           xxi. The Company's trademark registrations which have been issued by the United States Patent and Trademark Office have been fully maintained and are in full force and effect. Such counsel gives no opinion, however, as to whether any third party could successfully challenge the validity or enforceability of any of such trademark registrations.

                  In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, and opinions of other legal counsel to the Company, provided that copies of all such certificates and opinions are attached to the opinion.

                  In addition to the matters set forth above, such opinion shall also include a statement to the effect that, although such counsel cannot guarantee the accuracy, completeness or fairness of any of the statements contained in the Registration Statement or Prospectus, in connection with such counsel's representation and inquiry of the Company in the preparation of the Registration Statement and Prospectus, such counsel has no reason to believe that, (i) as of its Effective Date, the Registration Statement or any further amendment thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) made by the Company prior to the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii), as of its date, the Prospectus or any further amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) made by the Company prior to the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii), as of the First Closing Date or the Second Closing Date, as the case may be, either the Registration Statement or the Prospectus or any further amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) made by the Company prior to the First Closing Date or the Second Closing Date, as the case may be, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  E. The Representatives shall have received the opinion of counsel for the India Subsidiary, dated the First Closing Date or the Second Closing Date, as the case may be, addressed to the Underwriters covering certain corporate matters to the effect that:

                           i. The India Subsidiary has been duly incorporated and is validly existing in good standing under the laws of India; has the corporate power to own, lease and operate its properties and conduct its businesses as described in the Prospectus; and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification and in which the failure to be so qualified or in good standing would have a material adverse effect on condition (financial or otherwise), shareholders' equity, results of operations, business, properties or prospects of the India Subsidiary;

                           ii. The Company owns all of the issued and outstanding capital stock of the India Subsidiary, which stock has been duly authorized and is validly issued, fully paid and nonassessable. The India Subsidiary does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any capital stock or other securities of the India Subsidiary, or any such warrants, convertible securities or obligations.

                           iii. To such counsel's knowledge, there are no material legal or governmental proceedings, pending or threatened, before any court or administrative body or regulatory agency, to which the India Subsidiary or its affiliates is a party or to which any of the properties of the India Subsidiary or its affiliates are subject.

                           iv. The statements in the Prospectus under the captions "Risk Factors --Government Regulation and General Economic Conditions in India May Adversely Affect our Business," "Business - Facilities," insofar as such statements constitute a summary of statutes, legal and government proceedings, contracts and other documents relating to the India Subsidiary are accurate summaries and fairly present the information called for with respect to such matters.

                           v. To such counsel's knowledge, there are no defects in title or leasehold interests, or any liens, encumbrances, equities, charges or claims, not disclosed in the Registration Statement or prospectus which would materially affect the present occupancy or use of any of the real or personal property owned or leased by the India Subsidiary.

                           vi. Counsel for the India Subsidiary has not been retained to provide substantive legal advice on any pending or threatened claim, action or proceeding by any person which challenges the rights of the India Subsidiary with respect to any material intellectual property of the India Subsidiary. To such counsel's knowledge, such counsel is not aware of any pending or threatened claim, action or proceeding by a person or governmental agency which challenges the rights of the India Subsidiary with respect to any material intellectual property of the India Subsidiary.

         In expressing the foregoing opinion, as to matters of fact relevant to conclusions of law, counsel may rely, to the extent that they deem proper, upon certificates of public officials and of the officers of the Company, and opinions of other legal counsel to the Company, provided that copies of all such certificates and opinions are attached to the opinion.

                  F. The Representatives shall have received from Fredrikson & Byron, P.A., its counsel, such opinion or opinions as the Representatives may reasonably require, dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the sufficiency of corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby, and other related matters as the Representatives may reasonably request; and the Company and its counsel shall have furnished to said counsel such documents as they may have reasonably requested for the purpose of enabling them to pass upon such matters. In connection with such opinion, as to matters of fact relevant to conclusions of law, such counsel may rely, to the extent that they deem proper, upon representations or certificates of public officials and of responsible officers of the Company.

                  G. The Representatives and the Company shall have received letters, dated the date hereof and the First Closing Date and the Second Closing Date, as the case may be, from Ernst & Young LLP, to the effect that they are independent public accountants with respect to the Company within the meaning of the Act and the related rules and regulations, stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations, and containing such other statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                  H. The Representatives shall have received from the Company a certificate, dated as of each Closing Date, of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that as of the First Closing Date and the Second Closing Date:

                           i. The representations and warranties of the Company in this Agreement are true and correct as if made on and as of each Closing Date. The Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at, or prior to, each such Closing Date.

                           ii. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is pending or to the best knowledge of such officers contemplated under the Act.

                           iii. Neither the Registration Statement nor the Prospectus nor any amendment thereof or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and, since the Effective Date, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; provided, however, that such certificate does not require any representation concerning statements in, or omissions from, the Registration Statement or Prospectus or any amendment thereof or supplement thereto, which are based upon and conform to written information furnished to the Company by any of the Underwriters specifically for use in the preparation of the Registration Statement or the Prospectus or any such amendment or supplement.

                           iv. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and except as contemplated or referred to in the Prospectus, the Company and the India Subsidiary have not incurred any direct or contingent liabilities or obligations material to the Company and the India Subsidiary, taken as a whole, or entered into any material transactions, except liabilities, obligations or transactions in the ordinary course of business, or declared or paid any dividend or made any distribution of any kind with respect to their capital stock, and there has not been any change in the capital stock of the Company or the India Subsidiary (other than a change in the number of outstanding shares of Common Stock due to the exercise of options or warrants described in the Registration Statement and the Prospectus) and there has not been any material adverse change in the capital stock, short-term debt, or long-term debt (including capitalized lease obligations) of the Company or the India Subsidiary, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business) in or affecting the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, shareholders' equity or results of operations of the Company and the India Subsidiary, taken as a whole.

                           v. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and the India Subsidiary have not sustained any material loss of, or damage to, their properties, whether or not insured.

                           vi. Except as is otherwise expressly stated in the Registration Statement and Prospectus there are no material actions, suits or proceedings pending before any court or governmental agency, authority or body, or, to the best of such officer's knowledge, threatened, to which the Company or the India Subsidiary is a party or of which the business or property of the Company or the India Subsidiary is the subject.

                  I. The Representatives shall have received, dated as of each Closing Date, from the Secretary of the Company a certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the resolutions of the Board of Directors of the Company authorizing and approving the execution, delivery and performance of this Agreement, a copy of such resolutions to be attached to such certificate, certifying such resolutions and certifying that the Articles of Incorporation and the Bylaws of the Company have been validly adopted and have not been amended or modified, except as described in the Prospectus.

                  J. The Representatives shall have received a written agreement, enforceable by the Representatives, from each officer and director of the Company and each shareholder who holds 5% or more of the outstanding Common Stock of Company, that for 180 days following the Effective Date, such person will not, without the Representatives' prior written consent, sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of, other than by gift to donees who agree to be bound by the same restriction or by will or the laws of descent, any of his or her Common Stock, or any options, warrants or rights to purchase Common Stock or any shares of Common Stock received upon exercise of any options, warrants or rights to purchase Common Stock, all of which are beneficially held by such persons during the 180 day period.

                  K. The Shares shall have been approved for listing on the Nasdaq National Market.

                  L. The Company shall have furnished to the Underwriters, dated as of the date of each Closing Date, such further certificates and documents as the Underwriters shall have reasonably required.

                  M. All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representatives and their legal counsel. All statements contained in any certificate, letter or other document delivered pursuant hereto by, or on behalf of, the Company shall be deemed to constitute representations and warranties of the Company.

                  N. The Representatives may waive in writing the performance of any one or more of the conditions specified in this Section 5 or extend the time for their performance.

                  O. If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, each closing date by the Representatives. Any such cancellation shall be without liability of the Underwriters to the Company or to any other party, and shall not relieve the Company of its obligations under Section 4(H) hereof. Notice of such cancellation shall be given to the Company at the address specified in Section 11 hereof in writing, or by facsimile or telephone and confirmed in writing.

         6.       INDEMNIFICATION.

                  A. The Company hereby agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or each such controlling person may become subject, under the Act, the Exchange Act, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), arise out of, or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or the Prospectus including any amendment thereof, or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus or Prospectus including any amendment thereof a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or
                  (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or controlling person (subject to the limitation set forth in Section 6(D) hereof, in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, or alleged untrue statement, omission or alleged omission, made in reliance upon and in conformity with information furnished to the Company by, or on behalf of, any Underwriter in writing specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto. This indemnity agreement is in addition to any liability which the Company may otherwise have.

                  B. Each Underwriter severally, but not jointly, agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement and each person who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject, under the Act, the Exchange Act, the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus or Prospectus, including any amendment thereof, (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus or Prospectus including any amendment thereof a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by any Underwriter and filed in any jurisdiction in order to qualify the Shares under, or exempt the Shares or the sale thereof from qualification under, the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each of the above cases to the extent, but only the extent, that such untrue statement, alleged untrue statement, omission or alleged omission, was made in reliance upon and in conformity with information furnished to the Company by, or on behalf of, any Underwriter in writing specifically for use in the preparation of the Registration Statement or any such post effective amendment thereof, any such Preliminary Prospectus or the Prospectus or any such amendment thereof or supplement thereto, or in any application or other statement executed by the Company or by any Underwriter and filed in any jurisdiction; and each Underwriter will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred. This indemnity agreement is in addition to any liability which the Underwriters may otherwise have.

                  C. Promptly after receipt by an indemnified party under this
                  Section 6 of notice of the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The failure to so notify the indemnifying party will not relieve such party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, unless such failure so to notify prejudices the indemnifying party's ability to defend such action. In case any such action is brought against any indemnified party and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel who shall be reasonably satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the reasonable judgment of the indemnified party, it is advisable for such parties and controlling persons to be represented by separate counsel, any indemnified party shall have the right to employ separate counsel to represent it and all other parties and their controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or by the Company against the Underwriters hereunder, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party and paid as incurred; Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

         7.       CONTRIBUTION.

                  A. If the indemnification provided for in Section 6 is unavailable or insufficient to hold harmless any indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares. In the event that the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The Company and the Underwriters agree that contribution determined by per capita allocation (even if the Underwriters were considered a single person) would not be equitable. The respective relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion (a) in the case of the Company as the total price paid to the Company for the Shares by the Underwriters (net of underwriting discount received but before deducting expenses) bears to the aggregate Offering Price of the Shares, and (b) in the case of the Underwriters, as the aggregate underwriting discount received by them bears to the aggregate Offering Price of the Shares, in each case as reflected in the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this Section 7, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto. The Underwriters' obligation to contribute pursuant to this Section 7 is several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, each person who controls the Company within the meaning of the Act or the Exchange Act shall have the same rights to contribution as the Company and each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company.

                  B. Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit, or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the failure to so notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 7, unless such failure to so notify prejudices the Contributing Party's ability to defend such action. Any notice given pursuant to Section 6 hereof shall be deemed to be like notice hereunder. In case any such action, suit or proceeding is brought against any party, and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

                  C. The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have, and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the Underwriters may otherwise have.

         8.       EFFECTIVE DATE AND TERMINATION.

                  A. This Agreement shall become effective at the later of (i) the day upon which this Agreement shall have been executed and delivered by the parties hereto, or (ii) at 10:00 a.m. Minneapolis time, on the first full business day following the Effective Date, or at such earlier time after the Effective Date as the Representatives in its discretion shall first release the Shares for offering to the public. For purposes of this Section 8, the Shares shall be deemed to have been released to the public upon release by the Representatives of the publication of a newspaper advertisement relating to the Shares or upon release of a telegram or a letter offering the Shares for sale to securities dealers, whichever shall first occur.

                  B. The Representatives shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time prior to the First Closing Date, and the option referred to in Section 2(B), if exercised, may be canceled at any time by the Representatives by giving such notice to the Company at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform any material agreement on its part to be performed hereunder; (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled; (iii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market shall have been suspended, or minimum or maximum prices for trading shall have been required or established by the Commission or by any such exchange or the Nasdaq Stock Market; (iv) a banking moratorium shall have been declared by federal, New York or Minnesota authorities; (v) there shall have been such a material adverse change in general economic, monetary, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such as, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Shares; (vi) there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority, which in the judgment of the Representatives materially and adversely affects or will materially and adversely affect the business or operations of the Company; or
                  (vii) there shall be an outbreak of major hostilities (or an escalation thereof) in which the United States is involved or a formal declaration of war by the United States of America shall have occurred or any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the completion of the sale of and payment for the Shares. Any such termination shall be without liability of any party to any other party, except as provided in Sections 6 and 7 hereof; provided, however, that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4(H) hereof.

                  C. If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 8, it shall notify the Company promptly by telecopy or telephone, confirmed by letter sent to the address specified in Section 11 hereof. If the Company shall elect to prevent this Agreement from becoming effective, it shall notify the Representatives promptly by telecopy or telephone, confirmed by letter sent to the address specified in Section 11 hereof.

                  D. If the Company shall fail at the First Closing Date to sell and deliver the number of Shares which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any Underwriter. No action taken pursuant to this Section 8(D) shall relieve the Company from liability, if any, in respect of such default.

         9.       DEFAULT OF UNDERWRITER.

         If on the First Closing Date or the Second Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your best efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon, and upon the terms set forth herein, of the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or

Underwriters failed to purchase. If during such 36 hours you, as Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (i) if the aggregate number of Shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase or (ii) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except for expenses to be borne by the Company and the Underwriters as provided in Section 4(H) hereof and the indemnity and contribution agreements in Sections 6 and 7 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the First Closing Date or Second Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes, not including a reduction in the number of Firm Shares, in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10.      SURVIVAL.

         The respective indemnity and contribution agreements of the Company and the Underwriters contained in Sections 6 and 7, respectively, the representations and warranties of the Company set forth in Section 1 hereof and the covenants of the Company set forth in Section 4 hereof shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Underwriters, the Company, any of its officers and directors or any controlling person referred to in Sections 6 and 7 and shall survive the delivery of and payment for the Shares. The aforesaid indemnity and contribution agreements shall also survive any termination or cancellation of this Agreement. Any successor of any party or of any such controlling person, or any legal representative of such controlling person, as the case may be, shall be entitled to the benefit of the respective indemnity and contribution agreements.

         11.      NOTICES.

         All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Representatives or any of the Underwriters, shall be mailed, delivered, or telecopied and confirmed, to John G. Kinnard and Company, Incorporated, 920 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Chris Hasslinger, with a copy to Robert K. Ranum, Fredrikson & Byron, P.A., 1100 International Centre, 900 Second Avenue South, Minneapolis, Minnesota 55402; or, if sent to the Company, shall be mailed, delivered, or telegraphed, and confirmed, to WebValley, Inc., 1011 First Street South, Suite 203, Hopkins, Minnesota 55343, with a copy to Jeffrey C. Anderson, Esq., Gray,

Plant, Mooty, Mooty and Bennett, P.A., 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota 55402-3796.

         12.      INFORMATION FURNISHED BY THE UNDERWRITERS.

         The statements relating to the stabilization activities of the Underwriters set forth in the last paragraph on the inside front cover page and the statements in the table and paragraphs _____ and ___ under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the only information furnished by, or on behalf of, the Underwriters in writing specifically for use with reference to the Underwriters referred to in Section 1(A)(ii) and Section 6 hereof.

         13.      PARTIES.

         This Agreement shall inure to the benefit of and be binding upon each of the Underwriters and the Company, their respective successors and assigns and the officers, directors and controlling persons referred to in Sections 6 and 7. Nothing expressed in this Agreement is intended or shall be construed to give any person or corporation, other than the parties hereto, their respective successors and assigns and the controlling persons, officers and directors referred to in Sections 6 and 7 any legal or equitable right, remedy or claim under, or in respect of, this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors, assigns and such controlling persons, officers and directors, and for the benefit of no other person or corporation. No purchaser of any Shares from the Underwriters shall be construed to be a successor or assign merely by reason of such purchase.

         14.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, without regard to conflict of law provisions.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed counterpart of this Agreement, whereupon it will become a binding agreement between the Company, and each of the several Underwriters in accordance with its terms.

                                         Very truly yours,

                                         WebValley, Inc.


                                         By_________________________________
                                           Satya P. Garg
                                           President and Chief Executive Officer

The foregoing Underwriting Agreement is
hereby confirmed and accepted by us for
ourselves and as Representatives of the
Underwriters referred to in the foregoing
Agreement as of the date first above written.

JOHN G. KINNARD AND COMPANY, INCORPORATED

-------------------------------------------------

By:      JOHN G. KINNARD AND COMPANY, INCORPORATED


By_____________________________________
         Chris Hasslinger
         Vice President

                                   SCHEDULE I
                            SCHEDULE OF UNDERWRITERS


Name of Underwriter                                        Number of Firm Shares

John G. Kinnard and Company, Incorporated.....................        _______
____________________________________..........................        _______
____________________________________..........................        _______
____________________________________..........................        _______
____________________________________..........................        _______
____________________________________..........................        _______
____________________________________..........................        _______
____________________________________..........................        _______
____________________________________..........................        _______

       Total..................................................        _______

                                   SCHEDULE II

                  SCHEDULE OF SHAREHOLDERS REQUIRED TO EXECUTE
                               LOCK-UP AGREEMENTS

Name of Shareholder                                       Number of Shares
-------------------                                       ----------------


________________________________________________               ________
________________________________________________               ________
________________________________________________               ________
________________________________________________               ________
________________________________________________               ________
________________________________________________               ________
________________________________________________               ________
________________________________________________               ________
________________________________________________               ________

         Total

_______________________                                        ________

                                   Appendix A

                                     WARRANT

                    TO PURCHASE ______ SHARES OF COMMON STOCK
                                       OF
                                 WebValley, Inc.

         THIS CERTIFIES THAT, for good and valuable consideration, John G. Kinnard and Company, Incorporated (the "Representative"), or its registered assigns, is entitled to subscribe for and purchase from WebValley, Inc., a Minnesota corporation (the "Company"), at any time after [effective date less one day] 2000, to and including [effective date], 2004, ______________________________ (________) fully paid and nonassessable shares of the Common Stock of the Company at the price of $____ per share (the "Warrant Exercise Price"), subject to the antidilution provisions of this Warrant. Reference is made to this Warrant in the Underwriting Agreement dated _____________, 1999, by and between the Company and the Representative. The shares which may be acquired upon exercise of this Warrant are referred to herein as the "Warrant Shares." As used herein, the term "Holder" means the Representative, any party who acquires all or a part of this Warrant as a registered transferee of the Representative, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. As used herein, the term "Common Stock" means and includes the Company's presently authorized common stock, no par value, and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution, or winding up of the Company.

         This Warrant is subject to the following provisions, terms and conditions:

         1.       Exercise; Transferability.

         (a) The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

         (b) Until exercisable, this Warrant may not be sold, assigned, hypothecated, or otherwise transferred, other than by will or pursuant to the operation of law, except to a person who is an officer of the Representative. Further, this Warrant may not be sold, transferred, assigned, hypothecated or divided into two or more Warrants of smaller denominations, nor may any Warrant shares issued pursuant to exercise of this Warrant be transferred, except as provided in Section 7 hereof.

         2. Exchange and Replacement. Subject to Sections l and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided, however, that if the Underwriter shall be such Holder, an agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 2. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

         3.       Issuance of the Warrant Shares.

         (a) The Company agrees that the shares of Common Stock purchased hereby shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of the next section, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

         (b) Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

         4. Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

         (a) The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

         (i) pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

         (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

         (iii) combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section 5.

         (b) Upon each adjustment of the Warrant Exercise Price pursuant to
Section 5(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in such Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

         (c) In case of any consolidation or merger to which the Company is a party, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

         (d) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         6. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         7. Notice of Transfer of Warrant or Resale of the Warrant Shares.

         (a) Subject to the sale, assignment, hypothecation, or other transfer restrictions set forth in Section 1 hereof, the Holder, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel and to counsel to the original purchaser of this Warrant. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the

Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel to the Company and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

         (b) If in the opinion of either of the counsel referred to in this
Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such as, in the opinion of both such counsel, are permitted by law.

         8. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the Holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Market Price of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share. For purposes of this Section, the term "Market Price" with respect to shares of Common Stock of any class or series means the closing sale price reported by Nasdaq National Market or any national securities exchange or, if none, the average of the last reported closing bid and asked prices on any national securities exchange or quoted in Nasdaq SmallCap Market, or if not listed on a national securities exchange or quoted in Nasdaq SmallCap Market, the average of the last reported closing bid and asked prices as reported by Metro Data Company, Inc. from quotations by market makers in such Common Stock on the Minneapolis-St. Paul local over-the-counter market.

         9.       Registration Rights.

         (a) If at any time after [effective date less one day], 2000 and prior to the end of the two-year period following complete exercise of this Warrant or [effective date], 2003, whichever occurs earlier, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its securities, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or Section 3(a) hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the interest in this Warrant or the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

         (b) Further, on a one-time basis during the four-year period commencing [effective date], 2000, upon request by the Holder or Holders of a majority in interest of this Warrant, of any Warrants issued pursuant to Section 2 and/or
Section 3(a) hereof, and of any Warrant Shares, the Company will promptly take all necessary steps to register or qualify, under the 1933 Act and the securities laws of such states as the Holders may reasonably request, such number of Warrant Shares issued and to be issued upon conversion of the Warrants requested by such Holders in their request to the Company. The Company shall keep effective and maintain any registration, qualification, notification, or approval specified in this Paragraph (b) for such period as may be reasonably necessary for such Holder or Holders of such Warrant Shares to dispose thereof and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law.

         (c) With respect to each inclusion of securities in a registration statement pursuant to this Section 9, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

         (d) The Company hereby indemnifies each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the 1933 Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or alleged untrue statement, omission or alleged omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

         10.  Additional Right to Convert Warrant.

         (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration into shares of Company Common Stock as provided for in this Section 10. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Company Common Stock immediately prior to the exercise of the Conversion Right.

         (b) The Conversion Right may be exercised by the Holder, at any time or from time to time after it is exercisable, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         (c) At any closing under Section 10(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of shares of Company Common stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

         (d) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (i) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date,

                  (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded on the Nasdaq SmallCap Market_ or other over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date, and

                  (iii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market, Nasdaq SmallCap Market_ or other over-the-counter market, then the price established in good faith by the Board of Directors.

         IN WITNESS WHEREOF, WebValley, Inc. has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated _______________ 1999.

                                    "Company"

                                    WEBVALLEY, INC.


                                    By___________________________________
                                     Its_________________________________

TO: WEBVALLEY, INC.



NOTICE OF EXERCISE OF WARRANT --    To Be Executed by the Registered Holder in
                                    Order to Exercise the Warrant
-----------------------------

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                     _______________________________________
                                     (Print Name)

Please insert social security
or other identifying number
of registered Holder of
certificate (_______________________)

                                     Address:

                                     _______________________________________


                                     _______________________________________




Date:____________________________    ________________________________________
                                     Signature*



*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

NOTE: If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said Holder for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

                                 ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto _________________________________________________________________
the right to purchase the securities of WebValley, Inc. to which the within Warrant relates and appoints ____________________________________________, attorney, to transfer said right on the books of WebValley, Inc. with full power of substitution in the premises.

Dated:__________________           ________________________________________
                                        (Signature)

                                        Address:


                                        ____________________________________


                                        ____________________________________

                             CASHLESS EXERCISE FORM
                    (To be executed upon exercise of Warrant
                             pursuant to Section 10)

TO:      WEBVALLEY, INC.

         The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in
Section 10 therein.

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:


                                          _____________________________________
                                                  (Print name)

Please insert social security
or other identifying number
of registered Holder of
certificate (_______________________)

                                          Address:


                                          ___________________________________


                                          ___________________________________



Date:_______________________________      ____________________________________
                                          Signature*


*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

NOTE: If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said Holder for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.